THE PACIFIC CORPORATE GROUP
PRIVATE EQUITY FUND
--------------------------------------------------------------------------------

c/o Palmeri Fund Administrators, Inc.
16-00 Route 208 South, 3rd floor, Fair Lawn, NJ 07410-2503
tel. 201.475.8072    fax 201.475.8076


May 11, 2004

To the Shareholders of
The Pacific Corporate Group Private Equity Fund:

     Enclosed are the unaudited financial statements for The Pacific Corporate Group Private Equity Fund (the "Fund") for the nine months ended December 31, 2003.

     As always, please call us at (858) 456-6000 with any questions you may have regarding the Fund's operation or performance. Please direct your administrative correspondence or questions concerning your investment account and ownership in the Fund to Palmeri Fund Administrators, Inc., our administrative services company, at the address or numbers shown above.


Sincerely,

Philip Posner
Chief Financial Officer
Pacific Corporate Group LLC

                           THE PACIFIC CORPORATE GROUP
                               PRIVATE EQUITY FUND

                        Consolidated Financial Statements
                                   (Unaudited)

                               For the Nine Months
                             Ended December 31, 2003

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET (Unaudited)
December 31, 2003


Assets

Portfolio investments at fair value (cost $82,744,506)                                                  $     64,688,272
Cash and cash equivalents                                                                                     20,624,512
Accrued interest receivable                                                                                       51,512
Prepaid expenses and other assets                                                                                 86,781
Deferred compensation plan assets, at market value                                                               136,070
                                                                                                        ----------------

Total Assets                                                                                            $     85,587,147
                                                                                                        ================


Liabilities and Shareholders' Equity

Liabilities:
Accounts payable and accrued expenses                                                                   $        241,747
Deferred compensation plan assets - due to Independent Trustees                                                  136,070
                                                                                                        ----------------
   Total liabilities                                                                                             377,817
                                                                                                        ----------------

Shareholders' equity:
Shares of beneficial interest, 108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)                                                                                     392,093
Beneficial Shareholders (108,159.8075 shares)                                                                 84,817,237
                                                                                                        ----------------
   Total shareholders' equity                                                                                 85,209,330
                                                                                                        ----------------

Total Liabilities and Shareholders' Equity                                                              $     85,587,147
                                                                                                        ================



     The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
For the Three and Nine Months Ended December 31, 2003

                                                                                   Three Months            Nine Months
                                                                                       Ended                  Ended
                                                                                   December 31,           December 31,
                                                                                       2003                   2003
                                                                                 -----------------     -----------------
Investment Income and Expenses

Interest from short-term investments                                              $        63,366        $       184,968
Interest from Direct Investments                                                           11,002                 25,671
Interest from accretion of discount on debt securities                                        873                  1,944
                                                                                  ---------------        ---------------
   Total income                                                                            75,241                212,583
                                                                                  ---------------        ---------------

Expenses:
Management fee                                                                            310,124                955,292
Legal fees                                                                                 41,658                173,305
Accounting and administrative fees                                                         48,988                126,784
Independent Trustee fees                                                                   13,593                 38,961
Custody fees                                                                               12,000                 36,000
Insurance expense                                                                          17,466                 58,946
Other expenses                                                                             11,254                 31,154
                                                                                  ---------------        ---------------
   Total expenses                                                                         455,083              1,420,442
                                                                                  ---------------        ---------------

   Net investment loss                                                                   (379,842)            (1,207,859)
                                                                                  ---------------        ---------------

Net Change in Net Assets from Portfolio Investments

Change in net unrealized depreciation of Direct Investments                               713,477             (3,465,021)
Realized loss from write-off of Direct Investment                                        (375,000)            (3,750,000)
                                                                                  ---------------        ---------------
   Net change in net assets from Direct Investments                                       338,477             (7,215,021)
                                                                                  ---------------        ---------------

Change in unrealized appreciation of Distributed Investments                              (15,239)               (15,239)
Realized gain from Distributed Investments                                                 12,521                 12,521
                                                                                  ---------------        ---------------
   Net change in net assets from Distributed Investments                                   (2,718)                (2,718)
                                                                                  ---------------        ---------------

Change in net unrealized appreciation of Indirect Investments                           5,119,639              8,616,840
Expenses paid in connection with Indirect Investments                                      (2,811)               (18,332)
Realized gain and income distributions received from
   Indirect Investments                                                                 1,285,416              2,598,576
Realized loss from write-off of Indirect Investments                                   (1,500,000)            (3,502,620)
                                                                                  ---------------        ---------------
   Net change in net assets from Indirect Investments                                   4,902,244              7,694,464
                                                                                  ---------------        ---------------

Net Increase (Decrease) in Net Assets from Operations                             $     4,858,161        $      (731,134)
                                                                                  ===============        ===============



     The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (Unaudited) For the Nine Months Ended December 31, 2003


                                                                Adviser              Beneficial
                                                                Trustee             Shareholders                Total

Balance as of March 31, 2003                                $       395,457       $      85,545,007      $      85,940,464

Net decrease in net assets from operations                           (3,364)               (727,770)              (731,134)
                                                            ---------------       -----------------      -----------------

Balance as of December 31, 2003                             $       392,093       $      84,817,237(a)   $      85,209,330
                                                            ===============       =================      =================

(a) The net asset value per share of beneficial interest was $784.18 as of December 31, 2003. Additionally, through December 31, 2003, the Trust had made cash distributions to Beneficial Shareholders totaling $160.00 per share of beneficial interest.




     The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Nine Months Ended December 31, 2003

Cash Flows From Operating Activities

Net decrease in net assets from operations                                                               $       (731,134)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Capital contributed to Indirect Investments                                                                    (1,684,821)
Return of capital distributions received from Indirect Investments                                              3,810,022
Change in net unrealized depreciation of Indirect Investments                                                  (8,616,840)
Realized loss from write-off of Indirect Investments                                                            3,502,620
Capital contributed to Direct Investment                                                                         (166,064)
Change in net unrealized depreciation of Direct Investments                                                     3,465,021
Realized loss from write-off of Direct Investment                                                               3,750,000
Proceeds from the sale of Distributed Investments                                                                  23,706
Realized gain from Distributed Investments                                                                        (12,521)
Change in unrealized appreciation of Distributed Investments                                                       15,239
Accretion of discount on debt securities                                                                           (1,944)
Increase in accrued interest receivable                                                                           (22,662)
Increase in prepaid expenses and other assets                                                                     (69,351)
Increase in accounts payable and accrued expenses                                                                 103,120
Increase in due to Independent Trustees                                                                            47,323
                                                                                                         ----------------
Net cash provided by operating activities                                                                       3,411,714
                                                                                                         ----------------

Increase in cash and cash equivalents                                                                           3,411,714
Cash and cash equivalents at beginning of period                                                               17,212,798
                                                                                                         ----------------

Cash and Cash Equivalents at End of Period                                                               $     20,624,512
                                                                                                         ================





     The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)
As of December 31, 2003

                                                                                                             Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value         Net Assets
                                                                       --------------   --------------     --------------

Direct Investments:

ADCO Global, Inc.
Raleigh, NC
Adhesives, sealants and coatings
10,000 shares of redeemable exchangeable
   cumulative preferred stock                                          $    1,000,000   $     1,000,000
100,000 shares of common stock                                              1,000,000         1,000,000
                                                                       --------------   ---------------
                                                                            2,000,000         2,000,000         2.35%
                                                                       --------------   ---------------
HCS Holdings, Inc.
Beaumont, TX
Home healthcare supplies
33,750 shares of Series A redeemable preferred stock                        3,375,000         4,575,502
37,500 shares of Class A common stock                                         375,000           375,000
                                                                       --------------   ---------------
                                                                            3,750,000         4,950,502         5.81%
                                                                       --------------   ---------------
Integra Telecom, Inc.
Portland, OR
Facilities-based, integrated communications provider
4,000,000 shares of Series F preferred stock                                4,000,000                 0
Warrant to purchase 71,222 shares of Class A voting
   common stock at $.05 per share, expiring 1/14/10                                 0                 0
185,000 shares of Series H preferred stock                                    185,000           185,000
Warrant to purchase 637,788 shares of Class A voting
   common stock at $.0005 per share, expiring 7/03/12                               0                 0
                                                                       --------------   ---------------
                                                                            4,185,000           185,000         0.22%
                                                                       --------------   ---------------
IRMC Holdings, Inc.
Columbus, OH
Accounts receivable management and teleservices
34,654 shares of 8% Series A cumulative
   redeemable preferred stock                                               3,465,400                 0
84,920 shares of Class A common stock                                       1,475,518                 0
                                                                       --------------   ---------------
                                                                            4,940,918                 0         0.00%
                                                                       --------------   ---------------
VS&A HW Holding, LLC
Washington, D.C
Holding company for investment in Hanley-Wood, LLC, a
business to business company providing publishing trade
show and related media for residential building industry
1.779% membership interest in VS&A HW Holding LLC                           3,000,000         3,750,000         4.40%





THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of December 31, 2003
                                                                                                            Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value        Net Assets
                                                                       --------------   --------------    --------------
Hanley-Wood Holdings, LLC
Washington, D.C.
A business to business company providing publishing trade
show and related media for the residential building industry
$332,128 face value 13.25% Senior note due January 31, 2011(a)         $      287,294   $       287,294
Warrant to purchase .03653% of Hanley-Wood
   Holdings, LLC at $.0003653, expiring 1/31/13                                47,128            47,128
                                                                       --------------   ---------------
                                                                              334,422           334,422         0.39%
                                                                       --------------   ---------------
Zhone Technologies, Inc. (b)
Oakland, CA
Next generation telecommunications
equipment, services, and solutions provider
176,250 shares of common stock                                              3,000,000           870,675         1.02%
                                                                       --------------   ---------------      --------

Total Direct Investments                                                   21,210,340        12,090,599        14.19%
                                                                       --------------   ---------------      --------

Indirect Investments:

Alta California Partners II, L.P.                                           3,701,444         2,055,414         2.41%
$4,000,000 original capital commitment
1.783% limited partnership interest

American Securities Partners II, L.P.                                       2,921,121         2,689,496         3.16%
$5,000,000 original capital commitment
1.429% limited partnership interest

Apollo Investment Fund IV, L.P.                                             3,617,170         4,775,594         5.60%
$5,000,000 original capital commitment
..139% limited partnership interest

Atlas Venture Fund IV, L.P.                                                   893,048           247,609         0.29%
$1,540,000 original capital commitment
..381% limited partnership interest

Aurora Equity Partners II L.P.                                              4,543,222         5,288,875         6.21%
$5,000,000 original capital commitment
..663% limited partnership interest

Bedrock Capital Partners I, L.P. (c)                                        2,811,364         1,071,742         1.26%
$5,000,000 original capital commitment
4.189% limited partnership interest

CVC European Equity Partners II L.P.                                        4,113,816         5,561,557         6.53%
$7,500,000 original capital commitment
..397% limited partnership interest




THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of December 31, 2003
                                                                                                            Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value        Net Assets
                                                                       --------------   --------------    --------------
Fenway Partners Capital Fund II, L.P.                                  $    3,350,266   $     3,668,728         4.31%
$5,000,000 original capital commitment
..550% limited partnership interest

First Reserve Fund VIII, L.P.                                               3,859,457         4,477,000         5.25%
$5,000,000 original capital commitment
..616% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.                              4,378,090         2,149,218         2.52%
$5,000,000 original capital commitment
..124% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.                          1,843,607         1,017,983         1.19%
$2,500,000 original capital commitment
..260% limited partnership interest

Parthenon Investors, L.P.                                                   3,106,711         2,490,722         2.92%
$3,500,000 original capital commitment
..990% limited partnership interest

Providence Equity Partners III, L.P.                                        2,037,406           938,351         1.10%
Providence Equity Offshore Partners III, L.P.                                 326,380           445,067         0.52%
                                                                       --------------   ---------------      --------
$3,500,000 original capital commitment                                      2,363,786         1,383,418         1.62%
                                                                       --------------   ---------------      --------
..372% limited partnership interest

Sentinel Capital Partners II, L.P.                                          2,671,020         3,137,349         3.68%
$5,000,000 original capital commitment
3.973% limited partnership interest

Sprout Capital VIII, L.P. (d)                                               3,279,080         1,231,453         1.45%
$5,000,000 original capital commitment
..667% limited partnership interest

Thomas H. Lee Equity Fund IV, L.P.                                          7,529,038         6,372,936         7.49%
$10,000,000 original capital commitment
..342% limited partnership interest

Washington & Congress Capital Partners, L.P.                                4,123,212         2,821,206         3.31%
(f/k/a Triumph Partners III, L.P.)
$5,000,000 original capital commitment
..831% limited partnership interest





THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of December 31, 2003
                                                                                                            Fair Value
                                                                                                               % of
                                                                            Cost          Fair Value        Net Assets
                                                                       --------------   --------------    --------------
VS&A Communications Partners III, L.P.                                 $    2,428,714   $     2,157,373         2.53%
$3,000,000 original capital commitment
..310% limited partnership interest                                                                           _______
                                                                       --------------   ---------------

Total Indirect Investments                                                 61,534,166        52,597,673        61.73%
                                                                       --------------   ---------------      --------

Total Portfolio Investments (e)                                        $   82,744,506   $    64,688,272        75.92%
                                                                       ==============   ===============      ========


(a) The cost of debt securities is adjusted for amortization of discount on such securities.

(b) In November 2003, Zhone Technologies, Inc. completed its merger with Tellium, Inc. As a result of the merger, each outstanding share of Zhone common stock was converted into .47 shares of the combined company. The Trust received 176,250 shares of Zhone Technologies, Inc. common stock for its 375,000 shares of Series AA preferred stock.

(c) On December 31, 2003, the Trust wrote-off a portion of its investment in Bedrock Capital Partners, L.P., realizing a loss of $1,500,000.

(d) In December 2003, the Trust received an in-kind distribution from Sprout Capital VIII, L.P. of 6,734 common shares of Nuvelo, Inc., valued at $26,424 as of the distribution date, with a cost of $11,185. The Trust sold such shares for $23,706, realizing a gain of $12,521.

(e) In 2003, the Trust wrote-off its investment in VS&A-DTN, LLC, realizing a loss of $3,750,000 .




     The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
For the Nine Months Ended December 31, 2003


THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

Increase (Decrease) in Net Asset Value

Per Share Operating Performance:

Net asset value, beginning of period                                                                     $          790.91

   Net investment loss                                                              $     (11.12)

   Net change in net assets from Portfolio Investments                                      4.39
                                                                                    ------------

Net decrease in net assets resulting from operations                                                                 (6.73)
                                                                                                         -----------------

Net asset value, end of period                                                                           $          784.18
                                                                                                         =================

Total investment return                                                                                            (1.00%)
                                                                                                         ================

Ratios to Average Net Assets:

Investment expenses                                                                                                 2.29%
                                                                                                         ================

Net investment loss                                                                                                (1.94%)
                                                                                                         ================

Supplemental Data:

Net assets, end of period                                                                                $      85,209,330
                                                                                                         =================

Portfolio turnover                                                                                                  0.04%
                                                                                                         ================



The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1.       Organization and Purpose

     The Pacific Corporate Group Private Equity Fund (the "Trust") is a Delaware business trust, formed on September 22, 1997. The Trust, which began operations on February 9, 1998 ("Commencement of Operations"), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

     Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the "Adviser Trustee") manages the investment policies and operations of the Trust. The Adviser Trustee and four individuals (the "Individual Trustees"), three of whom are non-interested persons as defined in the Investment Company Act of 1940 (the "Independent Trustees"), are responsible for the overall supervision of the Trust. The Advisor Trustee together with the Individual Trustees are referred to herein as the "Trustees."

     The objective of the Trust is to achieve rates of return superior to public market investment alternatives while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of partnerships ("Indirect Investments") and, with respect to up to 25% of committed capital, direct investment in private or public operating companies ("Direct Investments"). The Trust makes certain Indirect Investments and Direct Investments through PEF Indirect, LLC and PEF Direct, Inc., wholly owned subsidiaries of the Trust. The Trust's financial statements are consolidated to include the financial activities of PEF Indirect, LLC and PEF Direct, Inc.

     The Trust is scheduled to terminate on December 31, 2009, subject to extension in the sole discretion of the Trustees, for up to three additional one-year periods.

2.       Summary of Significant Accounting Policies

     Valuation of Investments - Short-term investments are valued at amortized cost, which approximates market.

     Portfolio investments are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees. In determining the fair value of the Trust's Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partner managers of such investments. The valuations provided by the general partner managers are reflected by the fair value of the Trust's capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust's allocated share of the Indirect Investment's profits and losses, including unrealized profits and losses. Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity's cash position. The Trust's capital account balance for each Indirect Investment is reviewed by the Adviser Trustee for reasonableness and the fair value of each Indirect Investment may be adjusted in the discretion of the Adviser Trustee. In deriving the fair value of each Indirect Investment, the Adviser Trustee also considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

     The fair value of the Trust's Direct Investments and securities received from Indirect Investments ("Distributed Investments") are determined as follows:
(i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date, (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued at cost until significant developments affecting the portfolio company provide a basis for change in valuation. Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company's securities, the company's earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.

     The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated. Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

     The Trust's Direct Investments are restricted as to resale. Additionally, the Trust's Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

     Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis.

     Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the financial statement date and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Currency Risk - Although the majority of the Trust's investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency. Consequently, the Trust is exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust's assets which are denominated in currencies other than U.S. dollars.

     Syndication Costs - Selling commissions of $1,926,568 and other costs associated with selling shares of the Trust totaling $568,126 were recorded as a direct reduction to shareholders' equity at the inception of the Trust.

     Income Taxes - No provision for income taxes has been made since all income and losses are allocable to the shareholders for inclusion in their respective tax returns.

     Statement of Cash Flows - The Trust considers its interest-bearing account to be a cash equivalent.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), continued

3.       Shareholders' Equity

     In connection with the issuance of 108,659.8075 shares of beneficial interest (the "Shares") of the Trust, shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee. The Trust paid selling commissions of $1.9 million in connection with the sale of the Shares.

4.       Allocation of Net Income and Net Loss

     Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held.

     Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust's aggregate net income and net loss from Direct Investments, other than "pari passu co-investments" (as described below), and 15% from Direct Investments in "pari passu co-investments", provided that such amount is positive. The remaining 80% or 85% of such amounts is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held. If the aggregate net income and net loss from Direct Investments (including "pari passu co-investments") is negative, such net income and net loss is allocated to all shareholders, including the Adviser Trustee, pro rata based on Shares held.

     "Pari passu co-investments" refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

5.       Related Party Transactions

     The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses. Such fee is determined and payable quarterly in advance. The management fee is reduced by 100% of directors' fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.

     Through June 30, 2003, each Independent Trustee received a $10,000 annual fee, payable quarterly, $500 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee received, through June 30 2003, an additional $2,500 annual fee, payable quarterly, and $250 for each Audit Committee meeting attended. Effective July 1, 2003, the annual fee and meeting fee payable to each
Independent Trustee were increased to $12,500 and $625, respectively. Additionally, the annual fee and meeting fee payable to each Independent Trustee for services as Audit Committee members were increased to $3,125 and $300, respectively.

     The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all or a portion of their compensation for services rendered to the Trust. Such deferred compensation is invested in managed mutual funds and income earned thereon is credited to the deferred accounts of the Independent Trustees.

     Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information - Individual Trustees.

6.       Investment Commitments

     As of December 31, 2003, the Trust had unfunded investment commitments of approximately $10.6 million.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION - INDIVIDUAL TRUSTEES (Unaudited)

Information  concerning  each  Individual  Trustee  of the Trust is shown in the chart  below.  Trustee  Harry G. Bubb retired in December 2003.

 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
                                                                                          Number of
                                                                                         Portfolios
                                                                                           in Fund
                                                                                           Complex
                                                                                         Overseen by
                                Position Held   Term of Office                           Director or    Other Directorships
                               ----------------  and Length of   Principal Occupation    Nominee for    Held by Director or
     Name, Address and Age        with Fund       Time Served     During Past 5 Years     Director     Nominee for Director
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
 Christopher J. Bower
 1200 Prospect Street,                                          Chief Executive
 Suite 200                      President and                   Officer and Founder of
 La Jolla, CA 92037               Individual      Indefinite,   Pacific Corporate
 Age 46                            Trustee        Since 1998    Group LLC                     1                None
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
                                                                Ivadelle and Theodore
 Alan C. Shapiro                                                Johnson Professor of
 1200 Prospect Street, Suite                                    Banking and Finance at
 200                                                            the Marshall School of
 La Jolla, CA 92037              Independent      Indefinite,   Business, University                   Remington Oil and Gas
 Age 58                            Trustee        Since 1998    of Southern California        1            Corp. (NYSE)
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
                                                                                                       Brandes International
                                                                                                       Fund, Forward Funds,
                             Wilshire Target Funds,
                               and as a trustee of
 DeWitt F. Bowman                                                                                       RREEF America REIT,
 1200 Prospect Street, Suite                                                                          RREEF America III REIT
 200                                                                                                    and the Pacific Gas
 La Jolla, CA 92037              Independent      Indefinite,   Principal of Pension                   and Electric Nuclear
 Age 73                            Trustee        Since 1998    Investment Consulting         1        Decommissioning Trust
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------
 Ronald Pelosi
 1200 Prospect Street
 Suite 200
 La Jolla, CA 92037              Independent      Indefinite,   President of Trenholm
 Age 69                            Trustee        Since 2003    Associates                    1                None
 ----------------------------- ---------------- --------------- ----------------------- ------------- -----------------------